UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

Muzinich & Co.

Muzinich Credit Opportunities Fund

SEMI-ANNUAL REPORT
June 30, 2015

Table of Contents

A Message to our Shareholders	1

Sector Allocation	6

Schedule of Investments	7

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	18

Expense Example	29

Additional Information	31

Privacy Notice	32

Muzinich Credit Opportunities Fund

Dear Investors:

Market

In the first half of 2015, global fixed income returns were mixed, with “risk free” assets like the Ten Year US Treasury (GA101) and US and European investment grade (“IG”) corporates (C0A0 and ER00, respectively) producing negative returns, and lower rated high yield (“HY”) producing attractive positive returns on both sides of the Atlantic (J0A0 in the US and HEC0 in Europe).  BB/B rated leveraged loans delivered the best return of all at 2.86% (J.P. Morgan BB/B Leveraged Loan Index “BBLI”).

The fairly clear alignment of these returns by rating, however, masks significant volatility and uncertainty during the period.  In the first quarter of 2015, most sectors of the bond market turned in positive performance, but trailed a Treasury rally as data showed a slowdown in American economic growth.  Government bonds globally experienced a rally on speculation that the European Central Bank’s (“ECB”) quantitative easing will shrink the pool of high-quality assets already limited by years of purchases from other central banks. Global high yield had also performed well, led by European high yield, as stabilizing oil prices helped with investor confidence and demand for higher yielding securities lifted prices.  Investment grade returns were also strong, with higher yielding BBB rated bonds faring the best.  Emerging markets were still volatile, but the worst performing sectors (Russia, Brazil, Venezuela and the energy sector) saw a decent rally in the first quarter following a marked sell off in the fourth quarter of 2014 due to falling oil prices.

By the second quarter, however,  investors became clearly pre-occupied by two events: the volatility in rates—as key higher quality governments including the Treasury and the Bund—experienced sharp sell-offs, and the breakdown of negotiations between the Greek government and its main creditors. US economic data (employment, retail sales, Q2 Gross Domestic Product forecast) was generally positive, leading many in the market to believe that the Fed may begin raising rates in September and/or December.  These two trends produced a kind of balanced push-pull.  Even as market participants sought some relief from risk and “heavy” technicals weighed on the lowest rated credit, fear of duration sensitivity did not lead to a flight to quality.  Investors generally did better in the “sweet spot” comprised this quarter of crossover bonds or those in the middle of the ratings spectrum.

___________
1	For a list of Index names, please see page 5.

Muzinich Credit Opportunities Fund

Performance

In this environment, the Fund performed solidly over the six months ending June 30, 2015, delivering a net gain of 1.24% after fees and expenses, as compared with just a 0.25% gain for its primary benchmark, the Bank of America Merrill Lynch Global Corporate and High Yield Index (GI00).  The Fund’s outperformance was comprised of positive, but benchmark-lagging returns in the first quarter, coupled with significantly-better-than-benchmark capital preservation in the second quarter.

First quarter underperformance was comprised primarily of an underweighting of emerging markets, and particularly of those rebounding on recovering oil prices. The Fund also missed some gains available in European investment grade and high yield markets which were strong on the back of the ECB’s launch of quantitative easing.  Yet, believing that US markets offered better fundamental value in the longer term, we finished the quarter with the Fund invested primarily in US corporate credit with approximately 65% allocated to US high yield, and the remaining 26% to investment grade and 9% to short term US Treasuries in an attempt to dampen volatility.  Our positive outlook for US credit (especially US high yield) was tempered by our concerns about macroeconomic factors affecting economies outside the US that we expected might become a source of volatility to US credit markets; thus the balancing of our high yield weighting with some investment grade corporates and US Treasury exposure.

Our US-centric position, modulated only modestly through the second quarter, was key in helping minimize portfolio declines in the second quarter.  During the quarter, the Fund’s outperformance derived chiefly from duration and regional positioning.  We maintained the Fund with a significantly shorter-than-market duration-to-worst of just about 2.1 years versus the market’s 5.81 years.  We did this by significantly underweighting the 10+ year duration portion of the market in favor of an outsized allocation to paper with duration under one year, including floating rate investments.  While our shorter duration posture had hurt in the previous quarter, markets began to take seriously the prospect of rising US interest rates and accordingly punished duration.  Second, our decision to maintain the portfolio’s allocation primarily in the US (more than 85% of the portfolio on average over the quarter), helped returns as Western Europe underperformed, a trend we had been awaiting for some time.  We were, perhaps, premature, but had found better value in the US as investors bid up European IG and high yield alike on the back of the ECB’s quantitative easing program.  The portfolio again did not quite capture all of the quarter-ending gains available from a rebound in emerging markets, particularly oil-sensitive markets like Russia and

Muzinich Credit Opportunities Fund

Brazil, but we remained cautious around the potential volatility of these credits.  The portfolio, which was modestly tipped toward high yield over investment grade, outperformed the market in every ratings category during the quarter.

Outlook

Going into the second half of the year, the Fund has been positioned for continued credit market volatility.  The Fund is tilted toward US high yield as we believe the US has a better return potential this year.  We have taken a meaningful, approximately 10%, position in senior loans, given the lower interest rate correlation these securities tend to exhibit.  We will continue to maintain a low average portfolio duration, at 2.1 years as of June 30th, given the recent trend of increasing rates.  Emerging markets have recently outperformed, but we will look to keep this segment of the portfolio small and opportunistic on the basis that fundamentals elsewhere appear more attractive in the near term.  We ended the period with an approximately 31% allocation to very short term US Treasuries in an attempt to further dampen volatility, but already worked that down considerably between the end of the period and the writing of this letter.  If we anticipate an increase in credit volatility, we will look to selectively reduce some US high yield holdings.  On the other hand, we note that since the credit crisis of 2008 ended, high yield draw-downs have been increasingly sharp—but relatively short.  We think engaged investors would be well-advised, outside of troubled sectors such as energy, to look at dips as buying opportunities.  We will certainly be watching for such for the Fund.

Greece, rates, oil.  We believe these three factors will have the greatest impact on fixed income returns for the remainder of the year.  Eyes continue to be on Greece, but the range of outcomes appears more workable—and less disruptive—than investors may have feared.  Markets will be watching upcoming elections in Spain to learn what lessons other European countries which have more successfully implemented austerity have learned from the Greek experiment.  The second factor is rates.  When will the US Fed begin to increase rates?  Given recent positive economic data and Fed statements, we expect at least one rate increase this year.  The Fed has clearly telegraphed that it intends to raise rates in a gradual manner.  We believe – assuming current spread levels and a gradual pace of rate increases – that high yield should be able to absorb rate increases.  Oil – while less of a factor in Europe – is the final question.  Oil prices were stable in the second quarter, but have since deteriorated, along with prices for competing energy sources including coal.  There is no sign of either OPEC cutting production or US exploration and production companies significantly reducing their activity.  Further, a deal with Iran appears to add supply near year end, and China’s future growth and usage

Muzinich Credit Opportunities Fund

may come under pressure.  It remains to be seen if oil and other commodities will continue to fall.  Further decline in the price of oil would impact not only US producers, but also commodity dependent emerging markets.

Michael L. McEachern
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. The Fund will bear its share of the fees and expenses of investments in underlying funds or ETFs. Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

The Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Fund invests, but hedging involves costs and there can be no guarantee that the Fund will be perfectly hedged or that the hedging will work as anticipated.

Must be preceded or accompanied by a prospectus.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Duration-to-Worst measures the sensitivity of a fixed income holding, such as a bond, to changes in interest rates.  The definition assumes that a bond issuer will pursue the path with the bond that is most advantageous to itself, even if that is the “worst” outcome for the investor.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Muzinich Credit Opportunities Fund

Index Definitions:

The Bank of America Merrill Lynch Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue, and must have a remaining term of at least one year to maturity.

The Bank of America Merrill Lynch U.S. Cash Pay High Yield Constrained Index (J0A0) contains all securities in The BofA Merrill Lynch U.S. Cash Pay High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The Bank of America Merrill Lynch Euro High Yield Constrained Index (HEC0) contains all securities in The BofA Merrill Lynch Euro High Yield Index but caps issuer exposure at 3%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 3%.

Bank of America Merrill Lynch US Treasury Current 10 Year (GA10) – The BofA Merrill Lynch Current 10-Year US Treasury Index is a one-security index comprised of the most recently issued

10-year US Treasury note. The index is rebalanced monthly. In order to qualify for inclusion, a 10-year note must be auctioned on or before the third business day before the last business day of the month.

Bank of America Merrill Lynch US Corporate Master (C0A0) – The BofA Merrill Lynch US Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.

J.P. Morgan BB/B Leveraged Loan Index – The benchmark for this composite the JPM BB/B Leveraged Loan Index which excludes the lowest rated and unrated portions of the leveraged loan market, as well as loans below $200 million.

It is not possible to invest directly in an index.

Muzinich & Co. is a registered investment adviser. The Muzinich Mutual Funds are distributed by Quasar, LLC.

Muzinich Credit Opportunities Fund

SECTOR ALLOCATION at June 30, 2015 (Unaudited)

Sector Allocation	% of Net Assets

Healthcare	9.0%
Energy	8.9%
Telecommunications	5.5%
Broadcasting	5.0%
Super Retail	4.1%
Utilities	4.1%
Technology	3.7%
Containers	3.2%
Cable/Satellite TV	3.0%
Diversified Financial Services	2.7%
Banking	2.6%
Diversified Media	2.2%
Leisure	1.9%
Consumer Products	1.8%
Restaurants	1.6%
Chemicals	1.5%
Hotels	1.4%
Automotive & Auto Parts	1.3%
Metals/Mining	1.2%
Food/Beverage/Tobacco	1.1%
Building Materials	1.0%
Transportation Excluding Air/Rail	0.8%
Services	0.8%
Steel	0.4%
Cash & Equivalents*	31.2%
Total	100.0%

*  Represents cash, short-term securities and other assets in excess of liabilities.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited)

Principal
Amount†		Value

CORPORATE BONDS: 58.8%

Automotive & Auto Parts: 1.2%
	General Motors
	Financial Corp.
800,000	4.750%, 8/15/17	$844,677
	Schaeffler Holding
	Finance B.V.
	6.875% Cash or
	7.625% PIK,
EUR 100,000	8/15/18	115,850
	ZF North America
	Capital, Inc.
475,000	4.000%, 4/29/201	476,187
		1,436,714

Banking: 2.6%
	Ally Financial, Inc.
750,000	5.500%, 2/15/17	783,750
1,000,000	6.250%, 12/1/17	1,070,000
1,000,000	3.600%, 5/21/18	1,002,500
250,000	8.000%, 11/1/31	300,312
		3,156,562

Broadcasting: 5.0%
	Crown Media
	Holdings, Inc.
1,730,000	10.500%, 7/15/19	1,829,475
	Netflix, Inc.
950,000	5.500%, 2/15/221	985,625
	Sirius XM
	Radio, Inc.
500,000	5.750%, 8/1/211	515,625
2,275,000	5.250%, 8/15/221	2,385,906
	Tribune Media Co.
325,000	5.875%, 7/15/221	328,250
		6,044,881

Building Materials: 1.0%
	Cemex SAB de CV
500,000	5.875%, 3/25/19	513,600
	Masonite
	International Corp.
675,000	5.625%, 3/15/231	689,344
		1,202,944

Cable/Satellite TV: 3.0%
	Altice US Finance
	I Corp.
575,000	5.375%,
	7/15/231	562,062
	CCO Holdings LLC
825,000	5.875%, 5/1/271	807,469
	CSC Holdings, Inc.
750,000	7.625%, 7/15/18	823,125
	Harron
	Communications
	LP/Harron Finance
1,350,000	9.125%, 4/1/201	1,464,750
		3,657,406

Chemicals: 0.3%
	W.R. Grace & Co.
300,000	5.125%, 10/1/211	303,000

Consumer Products: 1.7%
	Jarden Corp.
1,675,000	7.500%, 5/1/17	1,829,937
	Li & Fung Ltd.
225,000	5.250%, 5/13/20	246,497
		2,076,434

Containers: 1.5%
	Berry Plastics Corp.
525,000	5.125%, 7/15/23	513,187
	Graphic Packaging
	International
463,000	4.750%, 4/15/21	469,945
	Sealed Air Corp.
700,000	6.500%, 12/1/201	775,250
		1,758,382

Diversified Financial Services: 2.7%
	AerCap Holdings NV
425,000	4.250%, 7/1/20	425,797
	China Cinda
	Finance Ltd.
500,000	4.000%, 5/14/19	511,827
	International Lease
	Finance Corp.
2,150,000	8.750%, 3/15/17	2,357,711
		3,295,335

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited) (Continued)

Principal
Amount†		Value

CORPORATE BONDS: 58.8% (Continued)

Diversified Media: 2.2%
	Belo Corp.
1,050,000	7.250%, 9/15/27	$1,107,750
	Cable One, Inc.
325,000	5.750%, 6/15/221	329,875
	Clear Channel
	Worldwide
	Holdings, Inc.
250,000	7.625%, 3/15/20	261,563
	Nielsen Finance LLC
514,000	5.000%, 4/15/221	505,647
	Time Warner, Inc.
500,000	3.600%, 7/15/25	487,353
		2,692,188

Energy: 8.9%
	CNOOC Finance
	Corp.
600,000	2.625%, 5/5/20	592,823
	Columbia Pipeline
	Group, Inc.
1,300,000	3.300%, 6/1/201	1,306,517
1,000,000	4.500%, 6/1/251	985,689
	Delek & Avner
	Tamar Bond Ltd.
600,000	3.839%, 12/30/181	609,750
	Delek & Avner-Yam
	Tethys Ltd.
500,000	3.839%, 12/30/181	508,125
	El Paso Energy Corp.
795,000	7.750%, 1/15/32	915,569
	Gaz Capital S.A.
500,000	6.212%, 11/22/16	518,750
	Petrobras
	International
	Finance Co.
500,000	5.375%, 1/27/21	482,150
	Petroleos Mexicanos
850,000	8.000%, 5/3/19	997,985
	Sabine Pass
	Liquefaction LLC
1,250,000	5.625%, 2/1/21	1,281,250
	Southern Star
	Central Corp.
2,500,000	5.125%, 7/15/221	2,550,000
		10,748,608

Food/Beverage/Tobacco: 1.1%
	Constellation
	Brands, Inc.
250,000	4.250%, 5/1/23	246,875
	Dean Foods Co.
200,000	6.500%, 3/15/231	204,500
	Smithfield
	Foods, Inc.
793,000	7.750%, 7/1/17	871,309
		1,322,684

Healthcare: 7.7%
	Actavis Funding SCS
1,000,000	3.800%, 3/15/25	984,294
	Baxalta, Inc.
400,000	1.061%, 6/22/181,2	400,172
	Endo Finance LLC /
	Endo Finco, Inc.
500,000	7.000%, 12/15/201	526,875
500,000	5.375%, 1/15/231	495,000
	Endo Finance LLC /
	Endo Ltd.
200,000	6.000%, 7/15/231	204,750
	Fresenius Medical
	Care II
1,000,000	4.125%, 10/15/201	1,017,500
	Fresenius US
	Finance II
600,000	9.000%, 7/15/151	601,335
700,000	4.250%, 2/1/211	705,250
	HCA, Inc.
400,000	6.500%, 2/15/20	448,000
500,000	5.250%, 4/15/25	521,875
	Mallinckrodt
	International
	Finance S.A.
600,000	4.875%, 4/15/201	612,780
	VPII Escrow Corp.
700,000	6.750%, 8/15/181	735,438

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited) (Continued)

Principal
Amount†		Value

CORPORATE BONDS: 58.8% (Continued)

Healthcare: 7.7% (Continued)
	VRX Escrow Corp.
950,000	5.875%, 5/15/231	$976,125
400,000	6.125%, 4/15/251	412,500
	WellCare Health
	Plans, Inc.
525,000	5.750%, 11/15/20	547,969
		9,189,863

Hotels: 0.7%
	Hilton Worldwide
	Finance LLC
800,000	5.625%, 10/15/21	834,960

Leisure: 0.9%
	Activision
	Blizzard, Inc.
1,000,000	5.625%, 9/15/211	1,050,000

Metals/Mining: 1.2%
	Novelis, Inc.
900,000	8.375%, 12/15/17	933,750
	Vale Overseas Ltd.
500,000	5.625%, 9/15/19	542,020
		1,475,770

Restaurants: 1.6%
	1011778 B.C./New
	Red Finance
1,900,000	6.000%, 4/1/221	1,957,000

Steel: 0.4%
	ArcelorMittal S.A.
500,000	5.250%, 2/25/17	520,625

Super Retail: 3.4%
	Argos Merger
	Sub, Inc.
1,200,000	7.125%, 3/15/231	1,260,000
	Family Tree
	Escrow LLC
500,000	5.250%, 3/1/201	525,625
625,000	5.750%, 3/1/231	656,250
	L Brands, Inc.
400,000	6.900%, 7/15/17	437,000
	Sally
	Holdings LLC
500,000	6.875%, 11/15/19	525,000
600,000	5.750%, 6/1/22	628,500
		4,032,375

Technology: 2.1%
	Denali
	Borrower LLC
1,850,000	5.625%, 10/15/201	1,949,437
	Tencent
	Holdings Ltd.
500,000	3.375%, 5/2/19	513,820
		2,463,257

Telecommunications: 5.5%
	CenturyLink, Inc.
650,000	6.000%, 4/1/17	680,063
	Sprint
	Communications,
	Inc.
1,600,000	6.000%, 12/1/16	1,647,000
1,000,000	7.000%, 8/15/20	995,000
	Telesat CANADA /
	Telesat LLC
2,400,000	6.000%, 5/15/171	2,445,000
	T-Mobile USA, Inc.
800,000	5.250%, 9/1/18	824,000
		6,591,063

Transportation Excluding Air/Rail: 0.8%
	HPHT Finance Ltd.
1,000,000	2.875%, 3/17/20	997,289

Utilities: 3.3%
	Contourglobal
	Power
	Holdings S.A.
200,000	7.125%, 6/1/191	210,500
	Dynegy, Inc.
250,000	6.750%, 11/1/191	261,375
	Indiantown
	Cogeneration LP
1,116,286	9.770%, 12/15/20	1,283,729

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited) (Continued)

Principal
Amount†		Value

CORPORATE BONDS: 58.8% (Continued)

Utilities: 3.3% (Continued)
	Israel Electric
	Corp. Ltd.
200,000	6.700%, 2/10/17	$213,000
450,000	5.625%, 6/21/18	480,654
	Mirant Mid-Atlantic
	Series B Pass
	Through Trust
56,420	9.125%, 6/30/17	59,522
	NSG Holdings
	LLC/NSG
	Holdings, Inc.
93,728	7.750%, 12/15/251	103,804
	PPL Energy
	Supply LLC
500,000	6.500%, 6/1/251	500,625
	TerraForm
	Power, Inc.
800,000	5.875%, 2/1/231	816,000
		3,929,209
TOTAL CORPORATE BONDS
(Cost $70,932,083)		70,736,549

BANK LOANS: 10.0%

Automotive & Auto Parts: 0.1%
	TI Group Automotive
	Systems LLC
175,000	4.500%, 6/24/222	174,781

Chemicals: 1.2%
	Chemours Co.
1,275,000	3.750%, 5/9/222	1,272,877
175,000	4.250%, 6/24/222	175,028
		1,447,905

Consumer Products: 0.1%
	Spectrum Brands
	Holdings, Inc.
100,000	3.750%, 6/16/222	100,250

Containers: 1.7%
	Reynolds Group
	Holdings, Inc.
1,000,000	4.500%, 12/1/182	1,004,690
994,911	3.500%, 2/10/202	991,802
		1,996,492

Healthcare: 1.3%
	Valeant
	Pharmaceuticals
	International, Inc.
360,000	3.500%, 8/5/202	359,059
1,159,350	4.000%, 3/11/222	1,159,286
		1,518,345

Hotels: 0.7%
	Hilton Worldwide
916,667	3.500%, 10/26/202	918,101

Leisure: 1.0%
	Activision
	Blizzard, Inc.
1,146,608	3.250%, 10/13/202	1,151,704

Services: 0.8%
	AECOM Technology
	Corp.
929,191	3.750%, 10/15/212	932,211

Super Retail: 0.7%
	Petsmart, Inc.
600,000	4.250%, 3/11/222	599,550
292,405	3.500%, 5/26/222	292,741
		892,291

Technology: 1.6%
	Dell, Inc.
997,475	4.000%, 4/29/202	999,255
865,344	3.750%, 5/6/212	867,698
		1,866,953

Utilities: 0.8%
	Calpine Corp.
975,000	3.500%, 5/31/222	968,175

TOTAL BANK LOANS
(Cost $11,957,492)		11,967,208

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited) (Continued)

Principal
Amount†		Value

SHORT-TERM INVESTMENTS: 30.4%
	United States
	Treasury Bills
8,000,000	0.008%, 7/2/153	$8,000,000
4,500,000	0.000%, 7/9/153,4	4,500,018
6,000,000	0.005%, 7/23/153	6,000,012
4,000,000	0.000%, 8/20/153,4	4,000,000
3,000,000	0.000%, 9/10/153,4	3,000,117
5,000,000	0.000%, 9/17/153,4	5,000,055
6,000,000	0.004%, 10/15/153	5,999,736
		36,499,938
TOTAL SHORT-TERM INVESTMENTS
(Cost $36,499,916)		36,499,938

TOTAL INVESTMENTS
IN SECURITIES: 99.2%
(Cost $119,389,491)		119,203,695
Other Assets in Excess
of Liabilities: 0.8%		964,708
TOTAL NET ASSETS: 100.0%		$120,168,403

†	In U.S. Dollars unless otherwise indicated.
EUR	– Euro
PIK	– Payment-in-kind – represents the security may pay interest in additional par.
1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At June 30, 2015, the value of these securities amounted to $34,716,912 or 28.9% of net assets.

2	Variable rate security; rate shown is the rate in effect on June 30, 2015.
3	Coupon represents the yield to maturity from the purchase price.
4	Coupon is less than 0.001%.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (Cost $119,389,491) (Note 2)	$119,203,695
Due from broker	256,833
Cash	1,978,355
Foreign currency, at value (Cost $23,977)	24,105
Receivables:
Investment securities sold	5,232,265
Interest receivable	1,061,424
Prepaid expenses	19,670
Total assets	127,776,347

LIABILITIES
Payables:
Fund shares purchased	614,563
Investment securities purchased	6,823,229
Investment advisory fees, net	28,414
Distribution to shareholders	104,642
Fund accounting fees	4,559
Administration fees	5,782
Transfer agent fees	5,740
Chief Compliance Officer fees	1,463
Custody fees	3,825
Trustee fees	403
Shareholder service fees – Institutional Class	397
Other accrued expenses	14,927
Total liabilities	7,607,944
NET ASSETS	$120,168,403

COMPONENTS OF NET ASSETS
Paid-in capital	$120,938,997
Accumulated net investment loss	(61,325)
Accumulated net realized loss on investments and foreign currency	(523,623)
Net unrealized appreciation (depreciation) on:
Investments	(185,796)
Foreign currency	128
Foreign currency translation	22
Net assets	$120,168,403

Supra Institutional Class
Net assets	$119,590,527
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized without par value)	11,534,020
Net asset value, offering and redemption price per share	$10.37

Institutional Class
Net assets	$577,876
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized without par value)	55,724
Net asset value, offering and redemption price per share	$10.37

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Interest	$1,841,773
Dividend income	10,963
Total investment income	1,852,736

EXPENSES (NOTE 3)
Investment advisory fees	324,044
Administration fees	35,415
Fund accounting fees	31,284
Registration fees	21,612
Transfer agent fees	18,787
Audit fees	10,712
Custody fees	8,600
Miscellaneous expense	6,231
Legal fees	5,076
Chief Compliance Officer fees	4,464
Reports to shareholders	3,539
Trustee fees	3,131
Insurance expense	1,027
Shareholders service fees – Institutional Class	287
Total expenses	474,209
Less: fees waived	(149,878)
Net expenses	324,331
Net investment income	1,528,405
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	48,194
Foreign currency	(210,733)
Forward foreign currency exchange contracts	270,430
Foreign currency translation	602
Swap contracts	(38,464)
Net realized gain	70,029
Change in net unrealized appreciation (depreciation) on:
Investments	(388,696)
Foreign currency	43,223
Forward foreign currency exchange contracts	(56,501)
Foreign currency translation	302
Net unrealized depreciation	(401,672)
Net realized and unrealized loss	(331,643)
Net increase in net assets
resulting from operations	$1,196,762

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(Unaudited)	2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,528,405	$813,491
Net realized gain (loss) on investments,
foreign currency, forward foreign currency
exchange contracts, foreign currency
translation and swap contracts	70,029	(274,509)
Change in unrealized depreciation on
investments, foreign currency, forward
foreign currency exchange contracts and
foreign currency translation	(401,672)	(76,592)
Net increase in net assets resulting
from operations	1,196,762	462,390

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Supra Institutional Class	(1,525,824)	(1,035,172)
Institutional Class	(7,405)	(3,427)
From net realized gain
Supra Institutional Class	—	(179,958)
Institutional Class	—	(1,053)
Total distributions to shareholders	(1,533,229)	(1,219,610)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares –
Supra Institutional Class(a)	20,587,917	89,084,389
Net increase in net assets derived from net
change in outstanding shares –
Institutional Class(c)	7,405	574,665
Total increase in net assets from
capital share transaction	20,595,322	59,659,054
Total increase in net assets	20,258,855	88,901,834

NET ASSETS
Beginning of period/year	99,909,548	11,007,714
End of period/year	$120,168,403	$99,909,548
Accumulated net investment loss	$(61,325)	$(56,501)

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	Summary of capital share transactions for Supra Institutional Class shares are as follows:

	Six Months Ended		Year Ended
	June 30, 2015 (Unaudited)		December 31, 2014
	Shares	Value	Shares	Value
Shares sold	2,609,228	$27,399,815	8,780,823	$91,914,453
Shares issued in
reinvestment of
distributions	117,072	1,219,715	85,804	893,491
Shares redeemed(b)	(765,840)	(8,031,613)	(355,010)	(3,723,555)
Net increase	1,960,460	$20,587,917	8,511,617	$89,084,389

(b)	Net of redemption fees of $685 and $246, respectively.

(c)	Summary of capital share transactions for Institutional Class shares are as follows:

	Six Months Ended		Period Ended
	June 30, 2015 (Unaudited)		December 31, 2014*
	Shares	Value	Shares	Value
Shares sold	—	$—	54,587	$570,234
Shares issued in
reinvestment of
distributions	710	7,405	432	4,480
Shares redeemed(d)	—	—	(5)	(49)
Net increase	710	$7,405	55,014	$574,665

(d)	Net of redemption fees of $0 and $1, respectively.

* Institutional Class commenced operations on October 15, 2014.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Six Months Ended
	June 30,		Year Ended	Period Ended
	2015		December 31,	December 31,
Supra Institutional Class	(Unaudited)		2014	2013*
Net asset value,
beginning of period/year	$10.38		$10.37	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.15		0.26	0.43
Net realized and unrealized
gain (loss) on investments	(0.02)		0.08	0.37
Total from investment operations	0.13		0.34	0.80
Redemption fees proceeds	0.00	#	0.00 #	—

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.31)	(0.31)
From net realized gain	—		(0.02)	(0.12)
Total distributions	(0.14)		(0.33)	(0.43)
Net asset value,
end of period/year	$10.37		$10.38	$10.37
Total return	1.24	%^	3.17%	8.19	%^

SUPPLEMENTAL DATA:
Net assets,
end of period/year (millions)	$119.6		$99.3	$11.0
Portfolio turnover rate	190	%^	598%	573	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.88	%+	1.35%	2.46	%+
After fees waived and
expenses absorbed	0.60	%+	0.60%	0.60	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.55	%+	1.75%	2.38	%+
After fees waived and
expenses absorbed	2.83	%+	2.50%	4.24	%+

*	Fund commenced operations on January 3, 2013.
**	Calculated based on the average number of shares outstanding.
#	Less than $0.005 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months Ended
	June 30,		Period Ended
	2015		December 31,
Institutional Class	(Unaudited)		2014*
Net asset value, beginning of period	$10.38		$10.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.14		0.04
Net realized and unrealized loss on investments	(0.02)		(0.03)
Total from investment operations	0.12		0.01
Redemption fees proceeds	0.00		0.00	#

LESS DISTRIBUTIONS:
From net investment income	(0.13)		(0.06)
From net realized gain	—		(0.02)
Total distributions	(0.13)		(0.08)
Net asset value, end of period	$10.37		$10.38
Total return	1.19	%^	0.12	%^

SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$577.9		$571.0
Portfolio turnover rate	190	%^	598	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.98	%+	1.15	%+
After fees waived and expenses absorbed	0.70	%+	0.70	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.45	%+	1.27	%+
After fees waived and expenses absorbed	2.76	%+	1.72	%+

*	Institutional Class commenced operations on October 15, 2014.
**	Calculated based on the average number of shares outstanding.
#	Less than $0.005 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”. The Fund commenced operations on January 3, 2013.

The Fund offers three classes of shares: Class A shares, Institutional Shares, and Supra Institutional Shares. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments, are allocated to each class of shares based on its relative net assets. Currently, only Institutional Shares and Supra Institutional Shares are being offered.

The investment objective of the Fund is primarily to provide high yield income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over- the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service. If the

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward foreign currency exchange contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Swap agreements, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  The independent pricing service includes observable market data inputs in an evaluated valuation methodology.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015. See the Schedule of Investments for the industry breakout.

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$70,736,549	$—	$70,736,549
Bank Loans	—	11,967,208	—	11,967,208
Short-Term
Investments	—	36,499,938	—	36,499,938
Total Investments
in Securities	$—	$119,203,695	$—	$119,203,695

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

The Fund had no transfers into or out of Level 1 as of June 30, 2015.

Transfers into Level 3	$—
Transfers out of Level 3	(59,522)
Net Transfers in and/or out of Level 3	$(59,522)
Transfers into Level 2	$59,522
Transfers out of Level 2	—
Net Transfers in and/or out of Level 2	$59,522

The following is a reconciliation of the Fund’s Level 3 assets:

Investments
in Securities
at Fair Value
Balance as of December 31, 2014	$80,730
Accrued discounts/premiums	(797)
Realized gain (loss)	(861)
Change in unrealized appreciation (depreciation)	(872)
Purchases	—
Sales	(18,678)
Transfer in and/or out of Level 3	(59,522)
Balance as of June 30, 2015	$ (—)
Change in unrealized appreciation (depreciation)
for Level 3 investments held at June 30, 2015:	$ (—)

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of period. As of June 30, 2015, one Corporate Bond was transferred out of Level 3 and into Level 2 as a result of a price being provided by the Fund’s independent pricing source.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the fund uses forward contracts (a type of derivative), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Fund may use derivatives in various ways. The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The Fund’s average notional value of forward currency contracts outstanding during the six months ended June 30, 2015 was $780,070. The Fund’s average notational value of swap contracts outstanding during the six months ended June 30, 2015 was $1,960,000.

The average notional amount is calculated by the dollar value of open contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount for forward contracts is calculated based on the currency being sold converted to U.S. dollars at each of the time periods noted above. The table below shows the effects of derivative instruments on the financial statements.

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015:

Change in
Unrealized
	Location of	Realized Gain	Appreciation
	Gain (Loss)	(Loss) on	(Depreciation)
	on Derivatives	Derivatives	on Derivatives
	Recognized	Recognized	Recognized
Instrument	in Income	in Income	in Income
Credit – Swap	Net realized gain
Contracts	on swap contracts	$ (38,464)	$—

Forward	Net realized gain on
Foreign	forward foreign currency
Currency	exchange contracts and
Exchange	Change in net unrealized
Contracts	appreciationon forward
foreign currency
	exchange contracts	270,430	(56,501)

B.
Swap Contracts.  A swap, which may be a customized and privately negotiated agreement or a standardized and exchange-traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Examples of such swaps may include, but are not

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

C.
Forward Foreign Currency Exchange Contracts.  During the six months ended June 30, 2015, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward foreign currency exchange contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

D.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation (depreciation) on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation (depreciation) on investments and Net realized gain (loss) on investments and foreign currency.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

E.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of December 31, 2014, the Fund had $562,090 in post-October or late year losses.

At December 31, 2014, the Fund did not have any capital loss carry forwards.

As of June 30, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

G.
Distributions to Shareholders.  Distributions to shareholders from net investment income for the Fund normally are declared and paid on a quarterly basis.  Distributions are recorded on the ex-dividend date.

Distributions to shareholders from net realized gains for the Fund normally are declared and paid on an annual basis.

H.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

J.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value. The Fund intends to invest no more than 15% of its net assets in illiquid securities.

L.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

M.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to- Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2014-11 will have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the six months ended June 30, 2015, is disclosed in the Statement of Operations.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to limit total expenses for Class A Shares, Institutional Shares, and Supra Institutional Shares to 0.95%, 0.70% and 0.60%, respectively, of the Fund’s average daily net assets. Prior to October 2014, the Class A Shares and Institutional Shares limited total expenses to 1.05% and 0.80%, respectively, of the Fund’s average daily net assets. The amount of fees and expenses waived and reimbursed by Advisor during the six months ended June 30, 2015 are disclosed in the Statement of Operations. Currently, only Supra Institutional Shares and Institutional Shares are being offered.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At June 30, 2015, the remaining cumulative unreimbursed amounts paid and/or waived by the Advisor on behalf of the Fund that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Continued)

Expiration	Amount
December 31, 2016	$174,316
December 31, 2017	245,431
December 31, 2018	149,878
Total	$569,625

The Fund must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the period ended June 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Trust has adopted a Shareholder Servicing Plan on behalf of both the Class A and Institutional Shares. Under the Shareholder Servicing Plan, each Class is authorized to pay the Advisor an annual shareholder servicing fee of up to 0.10% of each Class’s average daily net assets. The Advisor uses this fee to finance certain activities related to servicing and maintaining shareholder accounts. For the six months ended June 30, 2015, the shareholder servicing fees incurred by the Fund are disclosed in the Statement of Operations.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $182,933,334 and $161,767,436, respectively.

For the six months ended June 30, 2015, the cost of purchases and proceeds from the sales of long-term U.S. Government obligations included in the paragraph above, were $44,357,487 and $45,513,760, respectively.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2015, and the year ended December 31, 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$1,533,229	$1,219,610
	$1,533,229	$1,219,610

Distribution classifications may differ from the Statement of Changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The cost basis of investments for federal income tax purposes at December 31, 2014 was as follows:

Cost of investments	$92,917,983
Gross tax unrealized appreciation	400,005
Gross tax unrealized depreciation	(228,667)
Net tax unrealized depreciation	171,338
Undistributed ordinary income	—
Undistributed long term capital gain	—
Total distributable earnings	—
Other accumulated loss	(605,465)
Total accumulated earnings	$(434,127)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of forward foreign currency exchange contracts held by the Fund, post-October losses (see Note 2) and the treatment of wash sales.

Muzinich Credit Opportunities Fund

EXPENSE EXAMPLE For the Period Ended June 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/15 – 6/30/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are

Muzinich Credit Opportunities Fund

EXPENSE EXAMPLE For the Period Ended June 30, 2015 (Unaudited) (Continued)

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	1/1/15 –
	1/1/15	6/30/15	6/30/15*
Supra Institutional
Actual	$1,000.00	$1,012.40	$2.99

Hypothetical (5% annual
return before expenses)	$1,000.00	$1,021.82	$3.01

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	1/1/15 –
	1/1/15	6/30/15	6/30/15**
Institutional
Actual	$1,000.00	$1,011.90	$3.49

Hypothetical (5% annual
return before expenses)	$1,000.00	$1,021.32	$3.51

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.60% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the period).

**
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.70% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the period).

Muzinich Credit Opportunities Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the Fund’s web site at www.muzinichusfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30 is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Form N-Q is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at  www.muzinichusfunds.com.

Muzinich Credit Opportunities Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York  10022

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701
1-855-689-4642

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Muzinich Credit Opportunities Fund – Supra Institutional Class
Symbol – MZCSX
CUSIP – 74316J532

Muzinich Credit Opportunities Fund – Institutional Class
Symbol – MZCIX
CUSIP – 74316J540

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     September 2, 2015

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     September 3, 2015

* Print the name and title of each signing officer under his or her signature.